UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                      January 15, 2002 (December 31, 2001)
                      ------------------------------------
                Date of Report (Date of Earliest Event Reported)

                       DIGITAL COURIER TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-20771                 87-0461586
         --------                       -------                 ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


           348 East 6400 South, Suite 220, Salt Lake City, Utah 95035
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (801) 266-5390
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address if Changed Since Last Report)



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Item 1.  Changes in Control of Registrant

         On  December  31,  2001,  the  Company  issued  one  share of  Series B
Preferred Stock to Becky Takeda, John Hanlon, James Condon, and Evan Levine, each a current member of the Company's Board of Directors, at a purchase price of $1.00 per share. The terms of the Series B Preferred Stock allow the holders, voting as one class, to elect 4 directors at each annual or special meeting at which directors are elected, or pursuant to any election of directors by written consent of the shareholders. A Series B director may be removed by a majority of the then serving directors with or without cause. If a Series B director is removed from the Board of Directors, voluntarily or otherwise, the Series B Preferred Stock held by such Series B director shall automatically convert into shares of common stock.

         The Series B Preferred Stock rights may be amended or repealed by any of the following: (i) a vote of at least 70% of the Company's shareholders voting at a meeting with a record date on or prior to February 15, 2002, (ii) a vote of at least 60% of the Company's shareholders voting at a meeting with a record date after February 15, 2002, (iii) approval of at least 80% of shareholders of the Company acting by written consent, or (iv) unanimous approval (by vote or written consent) of the Series B Preferred shareholders voting as one class. The voting rights of the Series B Preferred Stock terminate automatically on June 30, 2003. To date, the Series B shareholders have not voted their Series B stock in favor of any directors.

         To the  Company's  knowledge,  each of the  board  members  to whom the
Company  issues  Series  B  Preferred  Stock  beneficially  owns,   directly  or
indirectly, less than 1% of the voting securities of the Company.

         On  January  3,  2002,   the   registrant   issued  the  press  release
incorporated by reference herein as Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2002         DIGITAL COURIER TECHNOLOGIES, INC.

                                By: /s/ John J. Hanlon
                                ----------------------
                                        John J. Hanlon
                                        President and Chief Financial Officer




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                                  Exhibit Index
                                  -------------

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

99 Text of press release dated January 3, 2002 announcing sale of Series B Preferred Stock to Current Board Members